UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014

QUINPARIO ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46- 2888322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Quinpario Partners I, LLC 12935 N. Forty Drive, Suite 201 St. Louis, Missouri		63141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 548-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 4, 2014, Quinpario Acquisition Corp. (the “Company”) issued a press release announcing that it had set a record date of June 16, 2014 and a meeting date of June 30, 2014 for the special meeting in lieu of the 2014 annual meeting of stockholders of the Company relating to the previously announced business combination between the Company and Jason Incorporated (the “Business Combination”).  The Company also announced that its previously announced warrant tender offer has been extended, in accordance with applicable rules and regulations governing tender offers, until 11:59 p.m., New York City time, on July 7, 2014, unless further extended or terminated.  The Company previously announced it had entered into a definitive agreement to purchase all of the outstanding common stock of Jason Partners Holdings Inc. (“Jason”), the indirect parent company of Jason Incorporated.

A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

The tender offer by the Company described in this report is being made by the Company only by means of a Schedule TO (including offers to purchase, related letters of transmittal and other offer documents), which the Company has filed with the Securities and Exchange Commission (“SEC”). The description of the tender offer in this Form 8-K is not an offer to buy or the solicitation of an offer to sell securities. The Schedule TO and related documentation on the tender offer should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all warrantholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by the Company by directing a request to Morrow & Co., LLC, the Company’s information agent, at 470 West Avenue, 3rd Floor, Stamford, CT 06902, quinpario.info@morrowco.com. Warrantholders of the Company are urged to read the documents for the tender offer and the other relevant materials when they become available before making any investment decision with respect to the tender offer because such documents and materials will contain important information about the tender offer and the Business Combination.

Additional Information and Where to Find It

The Company has filed with the SEC a preliminary proxy statement in connection with the Business Combination and other matters and will mail a definitive proxy statement and other relevant documents to its stockholders when they become available. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to, among other things, approve the Business Combination because the proxy statement will contain important information about the Company, Jason and the Business Combination. Stockholders may obtain a free copy of the proxy statement, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (www.sec.gov). You may also be able to obtain these documents, free of charge, by accessing the Company’s website (http://www.quinpario.com). Copies of the proxy statement and the filings with the SEC that are incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Paul J. Berra III, Vice President, General Counsel and Secretary, 12935 N. Forty Drive, St. Louis, Missouri 63141 or to Morrow & Co., LLC, the Company’s proxy solicitor for the special meeting, at 470 West Avenue, 3rd Floor, Stamford, CT 06902, (800) 662-5200 (banks and brokers call collect at (203) 658-9400).

Participants in Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed Business Combination and the other matters set forth in the proxy statement. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s preliminary proxy statement for the Business Combination, which has been filed with the SEC.

Forward Looking Statements

The investor presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company, Jason and the combined company after completion of the proposed Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against Jason or the Company following announcement of the proposed Business Combination and transactions contemplated thereby; (3) the inability to complete the transactions contemplated by the proposed Business Combination due to the failure to obtain required regulatory approvals, approval of the stockholders of the Company or the proceeds of the acquisition financing related to the Business Combination, or other failure to satisfy all conditions to closing the Business Combination; (4) the ability to obtain or maintain the listing of the post-combination company’s common stock on NASDAQ following the Business Combination; (5) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate Jason and the Company’s businesses, and the ability of the combined business to grow and manage growth profitably; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Jason or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement, including those under “Risk Factors” therein, and other filings with SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and Jason undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated June 4, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2014

QUINPARIO ACQUISITION CORP.

By:	/s/ Paul J. Berra III
	Name:	Paul J. Berra III
	Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 4, 2014